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                       AIM VARIABLE INSURANCE FUNDS, INC.

                       AIM V.I. CAPITAL APPRECIATION FUND

                       Supplement dated December 28, 1995
          to the Statement of Additional Information dated May 1, 1995, as supplemented August 28, 1995



Effective January 2, 1996, the net asset value per share (or share price) of the Fund will be determined as of the close of regular trading of the New York Stock Exchange (generally 4:00 p.m. Eastern Time) on each business day of the Fund. For purposes of determining net asset value per share, futures and options contracts generally will be valued 15 minutes after the close of trading of the New York Stock Exchange.